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[LOGO OF METLIFE(R)]                     INDIVIDUAL VARIABLE ANNUITY APPLICATION                      SEND APPLICATION AND CHECK TO:
[Home Office Address (no correspondence)                                                   First MetLife Investors Insurance Company
200 Park Avenue . New York, NY 10166]                           [Policy Service Office: P.O. Box 10366 . Des Moines, Iowa 50306-0366
                                             For Express Mail Only . 4700 Westown Parkway Ste. 200 . West Des Moines, IA 50266-2266]
First MetLife Investors Variable Annuity Class A                                                 FOR ASSISTANCE CALL: THE SALES DESK

ACCOUNT INFORMATION

1. ANNUITANT

                                                                             Social
                  [John               J.        Doe]                                           [123             45          6789]
__________________________________________________________________________   Security Number ___________ -- __________ -- _________
Name              (First)          (Middle)    (Last)
                                                                                                               [4       12     58]
                                                                             Sex [X] M [_] F   Date of Birth _______/_______/______
[123 Main Street                    Anytown     IL            60001]
__________________________________________________________________________          [708        123-4567]
                                                                             Phone (_____) ________________________________________
Address   (Street - No P.O. Box)    (City)    (State)         (Zip)

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.
                                                                             Social
__________________________________________________________________________   Security/Tax ID Number ________ -- _______ -- ________
Name               (First)         (Middle)    (Last)
                                                                             Sex [_] M [_] F   Date of Birth/Trust _____/_____/____

__________________________________________________________________________   Phone (_____) ________________________________________
Address   (Street - No P.O. Box)    (City)    (State)         (Zip)

3. JOINT OWNER

                                                                             Social
__________________________________________________________________________   Security Number ___________ -- __________ -- _________
Name               (First)         (Middle)   (Last)
                                                                             Relationship to Owner ________________________________

                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________   Phone (_____) ________________________________________
Address   (Street - No P.O. Box)    (City)    (State)         (Zip)

4. BENEFICIARY

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special
Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT OWNERS ARE
NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED
BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.


[Mary J. Doe,                           Wife,                                         1/12/60              234 - 56 - 7890     100%]
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Primary Name                         Relationship                                  Date of Birth        Social Security Number   %

                                                                                       /  /                    -    -
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Primary Name                         Relationship                                  Date of Birth        Social Security Number   %

                                                                                       /  /                    -    -
------------------------------------------------------------------------------------------------------------------------------------
Contingent Name                      Relationship                                  Date of Birth        Social Security Number   %

                                                                                       /  /                    -    -
------------------------------------------------------------------------------------------------------------------------------------
Contingent Name                      Relationship                                  Date of Birth        Social Security Number   %

5. PLAN TYPE                                                                              6. PURCHASE PAYMENT

INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                               Funding Source of Purchase Payment
                                                                                          ----------------------------------
.. NON-QUALIFIED ...............[X]                                                        [_] 1035 Exchange  [_] Check  [_] Wire

.. QUALIFIED TRADITIONAL IRA* ..[_] Transfer [_] Rollover [_] Contribution - Year _______  Initial Purchase
                                                                                                           [10,000]
                                                                                          Payment $____________________________
.. QUALIFIED SEP IRA* ..........[_] Transfer [_] Rollover [_] Contribution - Year _______           Make Check Payable to
                                                                                                   First MetLife Investors
                                                                                                   Insurance Company
.. QUALIFIED ROTH IRA* .........[_] Transfer [_] Rollover [_] Contribution - Year _______  (Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)
.. QUALIFIED 401 ...............[_]
                                                                                          Minimum Initial Purchase Payment:
* THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                         $5,000 (Non-Qualified) $2,000 (Qualified)


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RIDERS

7. BENEFIT RIDERS (Subject to age restrictions. Other restrictions may apply.)

These riders may only be chosen at time of application. PLEASE NOTE,  THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL RIDERS. ONCE
ELECTED THESE OPTIONS MAY NOT BE CHANGED.

1)   LIVING BENEFIT RIDERS (Optional)
     [[_] Guaranteed Minimum Income Benefit Plus Rider (LIS PLUS III)/1/]

/1/ IF LIS PLUS IS CHOSEN, THE NY LIS PLUS SUPPLEMENTAL APPLICATION (6722)MUST BE SIGNED AND SUBMITTED WITH THIS APPLICATION.

2)   DEATH BENEFIT RIDERS
     [[_] Principal Protection (no additional charge)
     [_] Annual Step-Up]


SIGNATURES

8. REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes   [X] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes   [X] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.

Replacement includes any surrender, loan withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

9. ACKNOWLEDGEMENT AND AUTHORIZATION

I (We) agree that the above  information  and  statements  and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of First MetLife Investors  Insurance Company, First  MetLife  Investors  Variable  Annuity  Account  One.
PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH  APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.


[John J. Doe Owner]
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(Owner Signature and Title, Annuitant unless otherwise noted)



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(Joint Owner Signature and Title)



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(Signature of Annuitant if other than Owner)

Signed at           [Anytown,                            IL]                    Date             [November 11, 2000]
          -------------------------------------------------------------------        -----------------------------------------------
                     (City)                            (State)

10. AGENT'S REPORT

Does the applicant have any existing life insurance policies or annuity contracts?                [_] Yes   [X] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?    [_] Yes   [X] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.


[Richard Roe]                                                                   [(312) 456-7890]
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Agent's Signature                                                               Phone

[Richard Roe, #723]
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Agent's Name and Number

[456 Main Street, Anytown, IL 60001]
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Name and Address of Firm

[1234567]
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State License ID Number

[#723]
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Client Account Number

Home Office Program Information:
--------------------------------

Select one. Once selected, the option cannot be changed.

Option A _____________   Option B ___________    Option C ___________


4411 (6/11)                                                  Page 2                                                           APPANY
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